MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-1
May 1, 2002 through May 31, 2002

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					$1,341,416,530.93
B.	Level Pay Pool Balance of the Initial Receivables	$1,224,165,325.24
C.	Last Scheduled Payment Pool Balance of the
	Initial Receivables					$117,251,205.69
D.	Notes
	1.	Class A-1
		a.	Initial Balance				$151,000,000.00
		b.	Note Interest Rate			2.00875%
		c.	Noteholders' Final Scheduled
			Payment Date				March 17, 2003
	2.	Class A-2
		a.	Initial Balance				$384,000,000.00
		b.	Note Interest Rate			3.030%
		c.	Noteholders' Final Scheduled
			Payment Date				January 17, 2005
		d.	Class A Allocation Percentage		85.86%
	3.	Class A-3
		a.	Initial Balance				$369,000,000.00
		b.	Note Interest Rate			4.150%
		c.	Noteholders' Final Scheduled
			Payment Date				May 15, 2006
		d.	Class A Allocation Percentage		85.86%
	4.	Class A-4
		a.	Initial Balance				$522,800,000.00
		b.	Note Interest Rate			1-Month LIBOR + .28%
		c.	Noteholders' Final Scheduled
			Payment Date				January 15, 2010
		d.	Class A Allocation Percentage		85.86%
	5.	Class B
		a.	Initial Balance				$144,500,000.00
		b.	Note Interest Rate			5.370%
		c.	Noteholders' Final Scheduled
			Payment Date				January 15, 2010
		d.	Class B Allocation Percentage		9.72%
	6.	Class C
		a.	Initial Balance				$65,600,000.00
		b.	Note Interest Rate			6.200%
		c.	Noteholders' Final Scheduled
			Payment Date				January 15, 2010
		d.	Class C Allocation Percentage		4.41%
E.	Certificates Initial Balance				$113,738,720.97
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Weighted Average Coupon (WAC) of the Initial
	Receivables						8.881%
H.	Weighted Average Original Number of Payments of
	the Initial Receivables (Months)			60
I.	Weighted Average Remaining Number of Payments of
	the Initial Receivables (Months)			59
J.	Number of Initial Receivables				55,134
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	$13,130,856.23
	3.	Specified Reserve Balance Percentage		3.25%
L.	Yield Supplement Account Deposit on the Closing Date	$21,613,006.43
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						$28,330,908.13
N.	Adjusted Principal Balance of Initial Receivables	$1,313,085,622.80
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)				$437,553,098.17
	2.	Initial Closing Date				March 13, 2002
	3.	End of Pre-Funding Period			16-Sep-02
	4.	Fixed Percentage for Calculating
		Maximum Negative Carry Amount			1.25%
	5.	Negative Carry Account Initial Deposit		$6,055,358.70

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					$1,755,099,362.82
B.	Level Payment Pool Balance				$1,600,551,600.26
C.	Last Scheduled Payment Pool Balance			$154,547,762.56
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		$121,584,940.43
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		$384,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		$369,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		$522,800,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		$144,500,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	6.	Class C
		a.	Prior Month Note Balance		$65,600,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificate Balance					$113,738,720.97
F.	Reserve Account Balance					$20,758,973.99
G.	Yield Supplement Account Balance			$24,598,927.07
H.	Payahead Account Balance				$458,074.06
I.	Yield Supplement Over Collateralization Balance 	$33,875,701.42
J.	Pre-Funding Account Balance				$0.00
K. 	Negative Carry Account Balance				$0.00
L.	Deferred Receivables					$692,866,341.36
M.	Cumulative Losses for All Prior Periods			$197,611.11
N.	Weighted Average Coupon (WAC)				8.903%
O.	Weighted Average Remaining Term to Maturity  (WAM) 	58.74
P	Number of Contracts					73,053
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			2,507,101.97
	2.	Prepayments in Full				190,016.75
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		2,812,750.25
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				0.00
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			0.00
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				16,173,259.04
	2.	Collected Principal				16,161,110.66
	3.	Collected Interest				5,123,117.96
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal				283,906.39
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		283,906.39
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			3,010,620.06
	2.	Specified Yield Supplement Account Balance	21,408,269.17
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
G.	Yield Supplement Over Collateralization			32,746,723.79
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				209,423.48
		b.	Current Month Actuarial Advances 	100,307.81
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to Cutoff Date)	82,748.93
		d.	Ending Actuarial Advances (or
			payments due prior to Cutoff Date)	226,982.36
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				17,558.88
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					57,808.44
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	4.	Ending Payahead Balance 			515,882.50
J.	Rule of 78s Payment					0.02
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)						8.912%
L.	Weighted Average Remaining Maturity (WAM)		58.26
M.	Remaining Number of Receivables				72,699
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1,569 	2.16%		34,853,639.11 	2.01%
	2.	60-89 Days
		Delinquent	386 	0.53%		8,733,428.20 	0.50%
	3.	90 Days or more
		Delinquent	173 	0.24%		3,956,317.56 	0.23%
O.	Net Loss and Defaulted Receivables
	Information
	1.	Vehicles Repossessed
		During Month 	158 			3,247,629.90
	2.	Loans Defaulted During
		the Month	34
	3.	Level Payment Principal Balance of
		Defaulted Receivables				728,408.42
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				112,370.76
	5.	Level Payment Liquidation Proceeds		307,389.12
	6.	Last Scheduled Payment Liquidation Proceeds	0.00
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously Defaulted
		Receivables					914.10
P.	Pool Balances
	1.	Total Pool Balance				1,735,104,299.37
	2.	Level Pay Pool Balance				1,580,952,813.97
	3.	Last Scheduled Payment Pool Balance		154,151,485.40
	4.	Deferred Receivables				867,704,047.86
Q.	Principal Balance of Subsequent Receivables
	Sold This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income			85,405.03
B.	Collection Account Investment Income			24,974.08
C.	Payahead Account Investment Income			562.35
D.	Yield Supplement Account Investment Income		31,656.28
E.	Pre-Funding Account Investment Income			106,799.43
F.	Negative Carry Account Investment Income		1,512.34

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			2,812,750.25
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			16,161,110.66
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			5,123,117.96
		Subtotal					24,096,978.87

B.	Last Scheduled Payment Principal
	Collections (Excluding Repurchases)			283,906.39
C.	Net Change in Payahead Account Balance 			(57,808.44)
D.	Net Liquidation Proceeds and Recoveries Received 	308,303.22
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments 			(0.02)
G.	Net Servicer Advances/(Reimbursements) 			17,558.88
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				3,010,620.06
J.	Net Investment Earning on the Pre-Funding Account	106,799.43
K.	Negative Carry Amount 					0.00
L.	Remaining Pre-Funded Amount Due to Noteholders		0.00
M.	Available Funds						$27,766,358.39

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of
			Subsequent Receivables Sold
			This  Period				0.00
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold
			This  Period				0.00
		3.	Subsequent Cutoff Date for
			Subsequent Receivables Sold
			This  Period				N/A
		4.	Subsequent Transfer Date for
			Subsequent Receivables Sold
			This  Period				N/A
		5.	Deposit to Reserve Account for
			Subsequent Receivables Sold
			This  Period				0.00
		6.	Deposit to Yield Supplement
			Account for Subsequent Receivables
			Sold This  Period			0.00
		7.	Deposit to Payahead Account for
			Subsequent Receivables Sold
			This  Period				0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
	B.	End of Pre-Funding Period (if balance in
		Pre-Funding Account balance is
		$100,000 or greater)				16-Sep-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount		0.00
		2.	Amount Paid to Seller for
			Subsequent Receivables Sold
			This Period				0.00
		3.	Deposit to Reserve Account for
			Subsequent Receivables Sold
			This  Period				0.00
		4.	Deposit to Yield Supplement
			Account for Subsequent Receivables
			Sold This  Period			0.00
		5.	Deposit to Payahead Account for
			Subsequent Receivables Sold
			This  Period				0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders				0.00
		7.	Remaining Pre-Funding Amount
			(excl. Reserve & Yield Supplement
			Amount)					0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry
			Amount for the Current Period
			a.  Accrued Note Interest for
			    this Period				4,471,151.44
			b.  Pre-Funded Amount (excl.
			    Reserve & Yield Supplement
			    Amount)				0.00
			c.  Pre-Funded Percentage		0.00%
			d.  Net Investment Earnings on
			    the Pre-Funded Amount		106,799.43
			e.  Negative Carry Amount for
			    the Current Period			0.00
		2.	Calculation Maximum Negative
			Carry Amount
			a.  Weighted Average Rate based
			    on Ending Note Balances		3.0500%
			b.  Note Percentage based on
			    Ending Note Balances		93.32%
			c.  Actual Number of Days from
			    Payment Date to End of
			    Pre-Funding Period			0
			d.  Maximum Negative Carry Amount	0.00
		3.	Required Negative Carry Account
			Balance					0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance			406,927,711.62
		2.	Last Scheduled Payment Balance		38,090,857.43
		3.	Total					445,018,569.05
	F.	Total Initial and Subsequent Receivables
		Sold as of Related Cutoff Dates
		1.	Level Pay				1,631,093,036.86
		2.	Last Scheduled				155,342,063.12
		3.	Total					1,786,435,099.98
	G.	Specified Reserve Balance			56,895,758.43

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			18,866,085.82
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		18,866,085.82
B.	Total Required Payment
	1.	Total Servicing Fee  				1,029,541.34
	2.	Net Swap Payment				1,358,699.11
	3.	Accrued Note Interest  Due
		a.	Class A-1				223,880.94
		b.  	Class A-2				969,600.00
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				1,015,974.67
		e.	Class B					646,637.50
		f.	Class C					338,933.33
		g.	Total Accrued Note Interest		4,471,151.44
	4.	Principal Distribution Amount Due
		a.	Class A-1 				18,866,085.82
		b.  	Class A-2 				0.00
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Class C					0.00
		g.	Total Principal Distribution Amount	18,866,085.82
	5.	Total Required Payment 				25,725,477.71
	6.	Available Funds					27,766,358.39
	7.	Reserve Account TRP Draw Amount			0.00
	8.	Total Available Funds						$25,725,477.71
C.	Current Period Payments
	1.	Servicing Fee paid				1,029,541.34
	2.	Net Swap Payment				1,358,699.11
	3.	Interest Paid
		a.	Class A-1 				223,880.94
		b.  	Class A-2 				969,600.00
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				1,015,974.67
		e.	Class B					646,637.50
		f.	Class C					338,933.33
		g.	Total Interest Paid			4,471,151.44
	4.	Remaining Available Funds			18,866,085.82
	5.	Principal Payments
		a.	Class A-1 				18,866,085.82
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Payments		18,866,085.82
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		20,758,973.99
	3.	Plus: Reserve Account Investment Income		85,405.03
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		0.00
	6.	Reserve Account Balance before Deposit
		to Reserve Account				20,844,379.02
	7.	Specified Reserve Account Balance		56,895,758.43
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		36,051,379.41
	9.	Funds Available for Deposit to
		Reserve Account					2,040,880.68
	10.	Amount Deposited to Reserve Account		2,040,880.68 	2,040,880.68
	11.	Reserve Account Investment Income
		Released to Seller				0.00
	12.	Ending Reserve Account Balance			22,885,259.70
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00 		0.00
G.	Total Distributions							$27,766,358.39


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$1,755,099,362.82	$1,735,104,299.37
	2.	Total Pool Factor	1.3083925 		1.2934866
	3.	Level Payment Pool
		Balance			1,600,551,600.26 	1,580,952,813.97
	4.	Level Payment Pool
		Factor			1.3074636 		1.2914537
	5.	Last Scheduled Payment
		Pool Balance		154,547,762.56 		154,151,485.40
	6.	Note Balance
		a.	Class A-1 	121,584,940.43 		102,718,854.61
		b.  	Class A-2 	384,000,000.00 		384,000,000.00
		c. 	Class A-3 	369,000,000.00 		369,000,000.00
		d.	Class A-4	522,800,000.00 		522,800,000.00
		e.	Class B		144,500,000.00 		144,500,000.00
		f.	Class C		65,600,000.00 		65,600,000.00
		g.	Total		1,607,484,940.43 	1,588,618,854.61
	7.	Pool Factor
		a.	Class A-1 	0.8051983 		0.6802573
		b.  	Class A-2 	1.0000000 		1.0000000
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		1.0000000 		1.0000000
		f.	Class C		1.0000000 		1.0000000
	8.	Certificate Balance	113,738,720.97 		113,738,720.97
	9.	Certificate Pool
		Factor			1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	1,721,223,661.40	1,702,357,575.58
	11.	Yield Supplement Over
		Collatralization	33,875,701.42		32,746,723.79

B.	Portfolio Information
	1.	Weighted Average
		Coupon of
		Portfolio (WAC)		8.903% 			8.912%
	2.	Weighted Average
		Remaining Term to
		Maturity of
		Portfolio (WAM) 	58.74 			58.26
	3.	Remaining Number of
		Receivables		73,053 			72,699

C.	Actual Vs Scheduled Pool Balance	Actual Balance		Scheduled Balance
	1.	Minimum Adjusted Principal
		Balance of Long Deferment
		Period Receivables		609,341,851.74 		594,672,523.65
	2.	Minimum Adjusted Principal
		Balance of Receivables		1,702,357,575.58 	1,667,447,546.02


IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			533,390.06
B.	Realized Losses for Collection Period Less Recoveries	532,475.96
C.	Cumulative Losses for all Periods  			730,087.07
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	1,569 	2.16%	$34,853,639.11 	2.01%
	2.	60-89 Days
		Delinquent	386 	0.53%	$8,733,428.20 	0.50%
	3.	90 Days or more
		Delinquent	173 	0.24%	$3,956,317.56 	0.23%
	4.	Vehicles Repossessed
		During Collection
		Period		158 		$3,247,629.90


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		0.11%
	2.	Preceding Collection Period			0.11%
	3.	Current Collection Period 			0.11%
	4.	Three Month Average 				0.11%

B.	Annualized Net Loss					0.36%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of
	the Collection Period.
	1.	Second Preceding Collection Period		0.01%
	2.	Preceding Collection Period			0.35%
	3.	Current Collection Period 			0.72%
	4.	Three Month Average 				0.36%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			24,689,188.48
	2.	Yield Supplement Amount from MMCA		3,010,620.06
	3.	Net Swap Receipt				0.00
	4.	Net Servicer Advances (if positive) 		17,558.88
	5.	Reserve Account Draw for Total
		Required Payment 				0.00
	6.	Deposit from Payahead Account  			0.00
	7.	Collection Account Investment Income  		24,974.08
	8.	Transfer of Negative Carry Amount
		from Negative Carry Account			0.00
	9.	Transfer of Net Earnings on Pre-Funding
		Account						106,799.43
	10.	Transfer of Prefunding Account Balance due
		to End of Pre-Funding Period			0.00
	11.	Total Transfers Into Collection Account		$27,849,140.93
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			1,029,541.34
		b.	Rule of 78's Payment			0.02
		c.	Net Reimbursement of Servicer Advance
			or Payments Due Prior to Cutoff Date	0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				1,029,541.36

	2.	Total Required Payment Distributed (Net
		of Total Servicing Fee & Net Swap Payment)	23,337,237.26
	3.	Net Swap Payment				1,358,699.11
	4.	Deposit to Payahead Account 			57,808.44
	5.	Deposit to Reserve Account 			2,040,880.68
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	24,974.08
		c.	Total to Certificate Distribution
			Account					24,974.08
	7.	Total Transfers from Collection Account		$27,849,140.93

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			20,758,973.99
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	2,040,880.68
	2.	Reserve Account Investment Income 		85,405.03
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	4.	Total Transfers Into Reserve Account		2,126,285.71
C.	Total Transfers In and Beginning Balance		$22,885,259.70
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		0.00
E.	Ending Balance						22,885,259.70
F.	Total Distributions and Ending Balance			$22,885,259.70

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			458,074.06
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	57,808.44
	2.	Payahead Account Investment Income 		562.35
	3.	Transfer from Prefunding Account
		for Subsequent Receivables			0.00
	4.	Total Transfers Into Payahead Account		58,370.79
C.	Total Transfers In and Beginning Balance		$516,444.85
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection
		Account 					0.00
	2.	Transfer Investment Income to Servicer 		562.35
	3.	Total Transfers From Payahead Account		562.35
E.	Payahead Account Ending Balance 			515,882.50
F.	Total Distributions and Ending Balance			$516,444.85

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		24,598,927.07
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	31,656.28
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement Account	31,656.28
C.	Total Transfers and Beginning Balance  			$24,630,583.35
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	31,656.28
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	3,190,657.90
	4.	Total Transfers From Yield Supplement Account	3,222,314.18
E.	Specified Yield Supplement Account Ending Balance 	21,408,269.17
F.	Total Distributions and Ending Balance			$24,630,583.35

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less
		Servicing Fee & Net Swap Pmt)
		from Collection Acct				23,337,237.26
	2.	Total Transfers Into Note Payment Account	23,337,237.26
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				19,089,966.76
		b.  	Class A-2 				969,600.00
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				1,015,974.67
		e.	Class B					646,637.50
		f.	Class C					338,933.33
		g.	Total Payments to Noteholders		23,337,237.26
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$23,337,237.26

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		24,974.08
	3.	Total Transfers into Certificate
		Distribution Account				24,974.08
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			24,974.08
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$24,974.08

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			106,799.43
C.	Total Transfers In and Beginning Balance		$106,799.43
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						106,799.43
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of
		Remaining Balance Due Noteholders		0.00
	7.	Total Transfers From Pre-Funding Account	106,799.43
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$106,799.43

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		1,512.34
C.	Total Transfers In and Beginning Balance		$1,512.34
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			1,512.34
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry Account	1,512.34
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$1,512.34

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				23,337,237.26
	2.	To Servicer (MMCA) 				1,029,541.36
	3.	To Payahead Account				57,808.44
	4.	To Reserve Account 				2,040,880.68
	5 	To Certificate Distribution Account		24,974.08
	6.	Total Distributions From Collection Account	$26,490,441.82

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	0.00

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		562.35
	3.	Total Distributions From Payahead Account	562.35

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		31,656.28
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		3,190,657.90
	4.	Total Distributions From Yield
		Supplement Account				3,222,314.18

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				106,799.43
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent Receivables	0.00
	5.	Total Distributions from Negative
		Carry Account					106,799.43

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				1,512.34
	3.	Total Distributions from Negative
		Carry Account					1,512.34

G.	Total Distributions From All Accounts			$29,821,630.12
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				23,337,237.26
	2.	Servicer (MMCA)					1,030,103.71
	3.	Seller (MART)					3,223,826.52
	4.	Collection Account 				106,799.43
	5.	Certificate Distribution Account		24,974.08
	6.	Reserve Account					2,040,880.68
	7.	Payahead Account				57,808.44
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		$29,821,630.12